                                                              File Nos.  2-98772
                                                                        811-4347

              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                ON JUNE 28, 2001
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No. __                     /__/

      Post-Effective Amendment No.  60                   / X /


REGISTRATION STATEMENT UNDER THE INVESTMENT
      COMPANY ACT OF 1940

      Amendment No.  72                                 / X /


                                    GMO TRUST

               (Exact Name of Registrant as Specified in Charter)

                   40 Rowes Wharf, Boston, Massachusetts 02110
                    (Address of principal executive offices)

                                  617-330-7500
              (Registrant's telephone number, including area code)

                                 with a copy to:

   R. Jeremy Grantham                            J.B. Kittredge, Esq.
        GMO Trust                                    Ropes & Gray
     40 Rowes Wharf                             One International Place
Boston, Massachusetts  02110                 Boston, Massachusetts  02110

                    (Name and address of agents for service)



It is proposed that this filing will become effective:

        /  /  Immediately upon filing pursuant to paragraph (b), or

        /  /  60 days after filing pursuant to paragraph (a)(1), or

        /X /  On June 30, 2001, pursuant to paragraph (b), or

        /  /  75 days after filing pursuant to paragraph (a)(2), of Rule 485.



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
THIS FILING RELATES SOLELY TO THE PELICAN FUND; IT IS INTENDED THAT NO INFORMATION RELATING TO ANY OTHER SERIES OF GMO TRUST IS AMENDED OR SUPERSEDED HEREBY.

                                  PELICAN FUND

                  40 ROWES WHARF, BOSTON, MASSACHUSETTS 02110
                                 (617) 346-7600


         Pelican Fund (the "Fund") is a separate diversified investment portfolio offered by GMO Trust (the "Trust"), an open-end management investment company. The Fund seeks long-term capital growth primarily through investment in equity securities. The Fund's investment manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager").


                              INVESTMENT MANAGER &
                             CLIENT SERVICE PROVIDER

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

                                     ("GMO")

                       Tel: (617) 330-7500 (call collect)
                               Fax: (617) 439-4132

                           GMO's website: www.gmo.com


These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


Prospectus                                                         June 30, 2001

                               TABLE OF CONTENTS


Fund Objective and Summary of Principal Investment Strategies .......         1

Performance .........................................................         2

Summary of Principal Risks ..........................................         3

Fees and Expenses ...................................................         6

Management ..........................................................         7

Distributions, Reinvestment and Taxes ...............................         7

How to Purchase Shares ..............................................         9

How to Redeem Shares ................................................        10

How Shares are Priced ...............................................        12

Financial Highlights ................................................        14

Additional Information .........................................     Back Cover

Distributor ....................................................     Back Cover

Shareholder Inquiries ..........................................     Back Cover

FUND OBJECTIVE AND SUMMARY OF PRINCIPAL
INVESTMENT STRATEGIES

THE SUMMARY BELOW DESCRIBES THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES. A "Summary of Principal Risks" describing the principal risks of investing in the Fund begins on page 3. Except for certain policies that are explicitly described as fundamental in this Prospectus or in the Statement of Additional Information, the investment policies of the Fund and the Fund's investment objective may be changed by the Trustees without shareholder approval.

                                              FUND CODES
                                   TICKER      SYMBOL         CUSIP

Fund Inception Date: 5/31/89        PELFX      Pelican     705807 10 5


INVESTMENT OBJECTIVE: The Fund seeks long-term growth of capital primarily through investment in equity securities. The Fund's current benchmark is the Standard & Poor's 500 Composite Stock Market Index ("S&P 500").

INVESTMENT UNIVERSE: The Fund invests primarily in U.S. equity securities and, to a lesser extent, in foreign equity securities and debt securities.


PRINCIPAL INVESTMENTS: The Fund invests primarily in equity securities traded in the United States but may invest a portion of its assets in equity securities traded outside of the United States. The Fund may invest in equity securities of companies of any market capitalization. The Fund may also invest without limitation in debt securities.



METHODOLOGY/PORTFOLIO CONSTRUCTION: Stocks are selected using a combination of fundamental and quantitative research. The investment universe (primarily the largest 1000 U.S. companies) is constructed utilizing GMO's proprietary dividend discount model to identify the best values in the marketplace and to screen for inexpensive stocks. Traditional fundamental analysis is then applied to the securities in each sector in order to explore and verify compelling opportunities. The Manager evaluates the following characteristics in companies: unexpected earnings power or growth rate; situations where profitability can be improved; undervalued assets; situations where a stock's price has suffered due to a perception anomaly. The Manager builds the portfolio stock by stock. Risk is controlled primarily through valuation; all stocks are bought at a price that the Manager believes represents a discount to fair value. Stocks are sold when the Manager believes they have become fully valued, or to take price risk out of the portfolio by capturing more deeply undervalued opportunities. The Manager may utilize cash or fixed income instruments to limit risk and await better equity valuations.



--------------------------------------------------------------------------------
PELICAN FUND                                                                   1

PERFORMANCE


THE TWO TABLES BELOW HELP TO ILLUSTRATE THE RISKS OF INVESTING IN THE FUND. The annual total return bar chart shows how the returns of the Fund's shares have varied from year to year, and the average annual total return table compares the Fund's performance to the S&P 500, a broad-based index. The S&P 500 is a well-known U.S. large capitalization stock index that is independently maintained and published by Standard & Poor's. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.



                               ANNUAL TOTAL RETURN
                            Years ended December 31

                                  [BAR CHART]


1991      24.90%
1992      12.74%
1993      20.10%
1994       3.08%
1995      29.82%
1996      20.69%
1997      26.53%
1998      11.67%
1999       2.76%
2000      11.86%


Highest Quarter:  15.54% (1Q 1991)
Lowest Quarter:  -10.41% (3Q 1998)
Year-to-Date (as of 3/31/01):  1.18%




                          AVERAGE ANNUAL TOTAL RETURN
                            Periods ended December 31


                                                            Since
                                                            Inception
                   1 Year        5 Year       10 Year       5/31/89
---------------------------------------------------------------------
Pelican Fund       11.86%        14.39%       16.05%        13.14%
---------------------------------------------------------------------
S&P 500            -9.11%        18.31%       17.44%        15.73%
---------------------------------------------------------------------



--------------------------------------------------------------------------------
2                                                                   PELICAN FUND

SUMMARY OF PRINCIPAL RISKS


THE VALUE OF YOUR INVESTMENT IN THE FUND CHANGES WITH THE VALUES OF THE FUND'S INVESTMENTS. Many factors can affect those values. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund change over time. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For additional detailed information regarding the Fund's investment strategies and risks, see "Fund Investments" and "Description and Risks of Fund Investments" in the Statement of Additional Information. The Statement of Additional Information is available free of charge by contacting the Manager.


         - MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in equity and fixed income securities include the following:

         Equity Securities. A principal risk of the Fund is that the equity securities in which it invests will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

         Some equity securities, generally referred to as value securities, are purchased primarily because they are selling at a price lower than what is believed to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing these securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.

         The Fund maintains substantial exposure to equities and generally does not attempt to



--------------------------------------------------------------------------------
PELICAN FUND                                                                   3
time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

         Fixed Income Securities. The value of the Fund's investments in fixed income securities (including bonds and notes) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise. This kind of market risk, also called interest rate risk, will generally increase to the extent the Fund invests in fixed income securities with longer durations (i.e., with longer maturities).

         - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in smaller, less seasoned companies may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with larger, more established companies.

         - FOREIGN INVESTMENT RISK. The Fund may invest in securities traded principally in securities markets outside the United States that are subject to additional and more varied risks and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund's investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities.

         - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may negatively affect the value of the Fund's investments. Currency risk means that



--------------------------------------------------------------------------------
4                                                                   PELICAN FUND
currencies in which the Fund's investments are denominated or currencies in which the Fund has taken on an active investment position will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

         - CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or to otherwise honor its obligations.

         - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. As noted above, the Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. As indicated above, however, the Fund is generally not subject to the risk of market timing because it generally stays fully invested in the relevant asset class, such as domestic equities and foreign equities.




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PELICAN FUND                                                                   5

FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND:


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
  (as a percentage of average net assets)


  Management Fee ...............................................        0.75%
  Shareholder Service Fee ......................................        0.00%
  Other Expenses ...............................................        0.18%


  Total Annual Operating Expenses ..............................        0.93%
  Expense Reimbursement(1) .....................................        0.18%
  NET EXPENSES .................................................        0.75%

--------------------------------------------------------------------------------

   (1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2002 to the extent that the Fund's total annual operating expenses (excluding brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), transfer taxes and fees and expenses of the independent trustees) would otherwise exceed 0.75% of the Fund's average daily net assets.






EXAMPLE:

The example below illustrates the expenses you would incur on a $10,000 investment over the stated periods, assuming your investment had a 5% return each year and the Fund's operating expenses remained the same (with or without a redemption at the end of each time period). The examples are for comparative purposes only; they do not represent past or future expenses or performance, and your actual expenses and performance may be higher or lower.


                        One Year (after waiver) ...      $    77
                        Three Years ...............      $   278
                        Five Years ................      $   497
                        Ten Years .................      $ 1,127




--------------------------------------------------------------------------------
6                                                                   PELICAN FUND

MANAGEMENT

MANAGER. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 (the "Manager"), which provides investment advisory services to a substantial number of institutional and other investors. The Manager also advises each of the other GMO Funds.


         Under a Management Contract with the Trust, the Manager selects and reviews the Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. The Manager received 0.57% of the average net assets of the Fund during the fiscal year ended February 28, 2001 as compensation for advisory services rendered during that year.



         Day-to-day management of the Fund is the responsibility of GMO U.S. Active Division and no one person is primarily responsible for making recommendations to the Fund.


         CUSTODIAN, TRANSFER, AND DIVIDEND PAYING AGENT. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts, serves as custodian for the Fund. Boston Financial Data Services, Inc. (BFDS), Two Heritage Drive, Quincy, Massachusetts, serves as transfer agent and dividend paying agent for the Fund.


DISTRIBUTIONS, REINVESTMENT AND TAXES

THE FUND INTENDS TO PAY DIVIDENDS QUARTERLY FROM NET INVESTMENT INCOME AND TO DISTRIBUTE ANNUALLY ANY NET REALIZED CAPITAL GAINS. Unless a shareholder otherwise requests, all dividends and distributions are credited to a shareholder's account as full and fractional shares of the Fund at the net asset value in effect as of the dividend or distribution date. Shareholders may elect to receive in cash all of their future dividends and distributions on shares of the Fund by so notifying the Trust in writing. Such an election may be changed at any time by subsequent written notice to the Trust.


         It is the policy of the Fund each year to distribute to shareholders substantially all of its net investment income and gains and to meet all applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualifying as a regulated investment company in order for the Fund generally to be relieved of liability for federal income taxes.




--------------------------------------------------------------------------------
PELICAN FUND                                                                   7

         For those shareholders subject to federal income tax, dividends and capital gain distributions are taxable whether credited in shares or paid in cash.


         Fund distributions derived from interest, dividends and certain other income, including in general net short-term gains (i.e., net gains from securities held for not more than a year) are taxable as ordinary income to shareholders subject to federal income tax. Distributions properly designated by the Fund as deriving from net gains (that is, the excess of net long-term capital gains over net short-term capital losses) on securities held for more than 12 months will generally be taxable for federal income tax purposes as such to shareholders subject to tax, regardless of how long they have held their shares. The fund will provide federal tax information annually, including information about dividends paid during the preceding year.


         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed.


         The Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains. In that case, the Fund's yield on those securities would be decreased.



         In addition, the Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so to satisfy the requirements to be a regulated investment company.



         Any gain resulting from the sale, exchange or redemption of your shares will generally also be subject to tax.


         The foregoing is a general summary of the federal income tax consequences for shareholders who are U.S. citizens, residents or domestic corporations. Shareholders should consult their own tax advisers about the precise tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws (including possible liability for federal alternative minimum tax). The Fund will report the federal income tax status of all distributions to shareholders annually.



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8                                                                   PELICAN FUND

HOW TO PURCHASE SHARES

SHARES OF THE FUND MAY BE PURCHASED DIRECTLY FROM THE TRUST OR ITS AGENT WITHOUT ANY SALES CHARGE OR UNDERWRITING COMMISSIONS ON ANY DAY WHEN THE NEW YORK STOCK EXCHANGE IS OPEN FOR BUSINESS.

         To buy shares: Complete an account application and mail with your check to the address below. Call the Fund at 1-800-447-3167 between 9:00 a.m. and 5:00 p.m. Boston time for instructions or to request an account application.

         Pelican Fund
         Boston Financial Data Services
         P.O. Box 8120
         Boston, MA  02266-8120

To buy shares by wire, call the Fund at 1-800-447-3167 for instructions. You must complete an account application before your initial purchase of shares. Send the wire to:

         State Street Bank and Trust Company
         Boston, Massachusetts
         ABA# 011 000 028
         Attn:  Mutual Fund Division, Pelican Fund
         Include your shareholder account number.


         The Fund reserves the right to refuse additional investments at any time and may limit the size of individual accounts. Shareholders of the Fund may reinvest dividend and capital gain distributions without limitation. The minimum initial investment in the Fund is $5,000; there is no required minimum for additional purchases of Fund shares. An initial investment of at least $1,000 must be made in connection with the establishment of a Keogh plan; there is no minimum in connection with an individual retirement account (IRA). The minimum initial investment amount may be changed by the Trustees at any time.


         The price at which a purchase order is filled in full and fractional shares of the Fund is the net asset value per share of the Fund next determined after a properly completed application and payment are received at the Fund's office. See "How Shares Are Priced" below.

         Subject to limitations described in the Statement of Additional Information, the Fund may accept securities as payment for shares of the Fund (in lieu of payment by check or wire). An investor should not under any circumstances send cash to the Fund as payment for Fund shares.

         Shares of the Fund are maintained under an open account arrangement, and no share certificates are expected to be issued. After each transaction that affects the number of shares in an open account, a confirmation will be mailed to the address in which the account is registered that discloses the current balance of shares owned. The Fund reserves the right to charge a fee for providing duplicate information.



--------------------------------------------------------------------------------
PELICAN FUND                                                                   9

         Shares of the Fund may be purchased for tax-sheltered retirement plans, including Keogh plans for self-employed individuals and partnerships (if the investor has a relationship with a plan trustee), employer defined-contribution plans, individual retirement accounts (IRAs), and Simplified Employee Pension Plans (SEPPs). Further details and prototype plans are available from the Fund. An investor should consult a competent tax or other adviser as to the suitability of shares of the Fund as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state tax as well as federal tax aspects.

         All purchase orders are subject to acceptance by the Fund, which may refuse any purchase order or suspend the offering of shares of the Fund at any time. Brokers and agents may be authorized to accept orders on the Fund's behalf and investors may be charged a fee to effect a transaction through a broker or agent.




HOW TO REDEEM SHARES

SHAREHOLDERS HAVE THE RIGHT TO REDEEM THEIR SHARES AT THE NET ASSET VALUE PER SHARE NEXT DETERMINED AFTER RECEIPT BY STATE STREET BANK ON THE FUND'S BEHALF OF AN APPROPRIATE WRITTEN REQUEST FOR REDEMPTION TOGETHER WITH SHARE CERTIFICATES, IF ANY, PROPERLY ENDORSED WITH SIGNATURES GUARANTEED (SEE BELOW). Shareholders may also redeem shares by telephone, as further described below. The value of shares at redemption depends upon the market value of the Fund's portfolio at the time of redemption and may be more or less than the cost to the shareholder.

         A written request for redemption should specify the shareholder's account number and the number of shares to be redeemed and should normally be signed by the person or persons in whose name or names the account is registered or, in the case of the death of a shareholder, by the legal successor of the shareholder. Written redemption requests for shares held by tax-sheltered retirement plans must be submitted by the trustees or custodians of such plans rather than by the plan participants. The Fund will require proof of the authenticity of signatures and in certain cases proof of authority of the signers.



--------------------------------------------------------------------------------
10                                                                  PELICAN FUND

         For shareholder protection, all signatures on written requests for redemption or transfer of ownership and endorsements of any issued share certificates or stock powers that accompany such certificates must be guaranteed by a national bank or trust company, a member of the Federal Reserve System, a savings bank or savings and loan association, or a member of the National Association of Securities Dealers, Inc. or of the New York, American, Boston, Chicago, or Pacific Stock Exchanges. A signature "verification" by a savings bank or savings and loan association or notarization by a notary public is not acceptable.


         A signature guarantee is required to establish telephone redemption on any account after it has been opened. A signature guarantee will not be required to establish the telephone redemption option so long as this option is selected at the time of an initial account application; election of the privilege at a later date will require completion of an appropriate form accompanied by a signature guarantee.

         Shareholders who elect the telephone redemption option on their application may redeem, without extra charge, $5,000 or more from their account by telephone, and the proceeds will be sent by wire transfer to the shareholder's previously designated bank account within the United States. The account must be with a bank that is a member of the Federal Reserve System or that has a correspondent banking relationship with a member bank. All telephone redemption requests will be recorded.

         For telephone redemptions,
           call 1-800-447-3167
           between 9:00 a.m. and 5:00 p.m.
           Boston time.
           Please specify the Pelican Fund.

         A redemption request received by telephone in proper form by the Fund before 4:00 p.m. Boston time on any business day will become effective at 4:00 p.m. that day and the proceeds of such redemption will be wired on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days for payment to be made.

         The shareholder is solely responsible for the authenticity of redemption instructions received by telephone that the Fund reasonably believes to be genuine. The Fund will accept such instructions from anyone able to provide information on an account. The Fund is not responsible for losses due to unauthorized or fraudulent telephone instructions unless it fails to employ reasonable procedures to assure the genuine nature of the redemption request, such as recording the redemption request.


         When shares are redeemed, a check in payment will normally be mailed within seven days. However, a redemption check will not be mailed until all checks received by the Fund in payment for shares to be redeemed have cleared (check clearance may take up to 10 days). A shareholder may avoid this delay by paying for shares with a certified check or by making investments by wire as described above.




--------------------------------------------------------------------------------
PELICAN FUND                                                                  11

         The Fund and State Street Bank each reserve the right at any time to terminate, suspend or change the terms of any redemption method, except redemption by mail.

         If a request for redemption would reduce a shareholder's shares in the Fund to a value of $1,000 or less, the Fund will treat the request as a request for redemption of all the shares of the Fund in the shareholder's account. Upon sixty days advance written notice, the Fund also has the right to redeem shares in a shareholder's account which is valued at less than $2,500 for sixty days or more due to redemptions. During such sixty day period, the shareholder may avoid such redemption by increasing his or her account to the $2,500 minimum.


         SYSTEMATIC WITHDRAWAL PLAN. Eligible shareholders who wish to receive a fixed amount periodically may elect to participate in the Systematic Withdrawal Plan. A shareholder whose account contains shares of the Fund worth $5,000 or more may elect to receive automatic payments of $100 or more each quarter. A shareholder whose account contains shares of the Fund worth at least $10,000 may elect to receive monthly payments of $100 or more. Please contact the Fund for further information about and application materials for the Systematic Withdrawal Plan.




HOW SHARES ARE PRICED


THE NET ASSET VALUE OF A SHARE IS DETERMINED FOR THE FUND ONCE ON EACH DAY ON WHICH THE NEW YORK STOCK EXCHANGE IS OPEN. THE FUND MAY NOT DETERMINE ITS NET ASSET VALUE ON DAYS DURING WHICH NO SECURITY IS TENDERED FOR REDEMPTION AND NO ORDER TO PURCHASE OR SELL SUCH SECURITY IS RECEIVED BY THE FUND. The Fund's net asset value is determined as of 4:00 p.m., New York City time. The Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day or, if there is no such reported sale, at the most recent quoted bid price. However, for those securities that are listed on an exchange but for which that exchange is less relevant in determining their market value than is the private market, a broker bid will be used. Criteria for relevance include where the securities are principally traded and what their intended market for disposition is. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, unless circumstances dictate otherwise. Circumstances may dictate otherwise, among other times, when




--------------------------------------------------------------------------------
12                                                                  PELICAN FUND
the issuer's creditworthiness has become impaired.

         All other fixed income securities (which include bonds, loans and structured notes) and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. While the Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. However, the Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has the power to override any price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to suspect that a price supplied may not be reliable.

         Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or persons acting at their direction. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees may determine in computing net asset value.



--------------------------------------------------------------------------------
PELICAN FUND                                                                  13

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                               YEAR ENDED FEBRUARY 28/29,

                                               2001          2000          1999          1998          1997
                                               ----          ----          ----          ----          ----

Net asset value, beginning of period        $   11.15     $   15.73     $   17.78     $   16.31     $   14.52
                                            ---------     ---------     ---------     ---------     ---------

Income from investment operations:
  Net investment income                          0.28          0.30          0.30          0.32          0.33
  Net realized and unrealized gain/(loss)        2.68         (0.78)         0.43          4.13          2.27
                                            ---------     ---------     ---------     ---------     ---------

    Total from investment operations             2.96         (0.48)         0.73          4.45          2.60
                                            ---------     ---------     ---------     ---------     ---------

Less distributions to shareholders:
  From net investment income                    (0.29)        (0.36)        (0.31)        (0.40)        (0.27)
  From net realized gains                       (2.45)        (3.74)        (2.47)        (2.58)        (0.54)
                                            ---------     ---------     ---------     ---------     ---------

    Total distributions                         (2.74)        (4.10)        (2.78)        (2.98)        (0.81)
                                            ---------     ---------     ---------     ---------     ---------

Net asset value, end of period              $   11.37     $   11.15     $   15.73     $   17.78     $   16.31
                                            =========     =========     =========     =========     =========

Total Return (a)                                28.99%        (5.80%)        3.89%        28.97%        18.60%

Ratios/Supplementary Data:

Net assets, end of period (000's)           $ 116,067     $ 117,033     $ 223,937     $ 236,286     $ 207,369
Net expenses to average                          0.75%         0.93%         0.95%         0.95%         0.95%
  daily net assets
Net investment income to                         2.34%         1.79%         1.68%         1.77%         2.10%
  average daily net assets
Portfolio turnover rate                            36%           32%           34%           28%           27%
Fees and expenses voluntarily waived
  or borne by the manager consisted of
  the following per share amounts:          $    0.02     $    0.02     $    0.01     $    0.01     $    0.01


--------------------------------------------------------------------------------
    (a) The total returns would have been lower had certain expenses not been waived during the periods shown.


         The financial highlights table is designed to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is incorporated by reference in the Fund's Statement of Additional Information and available upon request.



--------------------------------------------------------------------------------
14                                                                  PELICAN FUND

NOTES







--------------------------------------------------------------------------------
PELICAN FUND                                                                  15

NOTES










--------------------------------------------------------------------------------
16                                                                  PELICAN FUND

NOTES











--------------------------------------------------------------------------------
PELICAN FUND                                                                  17

ADDITIONAL INFORMATION



         Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports, and the Fund's Statement of Additional Information dated June 30, 2001, as revised from time to time, are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7600. The Statement, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus.


         Information about the Fund (including the Statement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


DISTRIBUTOR

                             Funds Distributor, Inc.
                             60 State Street Boston,
                              Massachusetts 02109


SHAREHOLDER INQUIRIES

         Shareholders may direct inquiries to:

                                  Pelican Fund
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                         (1-617-346-7600) (CALL COLLECT)

                           GMO'S WEBSITE: WWW.GMO.COM


For price, share position, or information on account activity, please call:
1-800-447-3167


                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

                                  PELICAN FUND


                       STATEMENT OF ADDITIONAL INFORMATION



                                  June 30, 2001

















This Statement of Additional Information is not a prospectus. It relates to the Pelican Fund Prospectus dated June 30, 2001, as amended from time to time (the "Prospectus"), and should be read in conjunction therewith. The Pelican Fund (the "Fund") is a series of GMO Trust (the "Trust"). Information from the Prospectus and from the Fund's Annual Report dated February 28, 2001 is incorporated by reference into this Statement of Additional Information. Investors may obtain a free copy of the Prospectus and the Annual Report from the Trust, 40 Rowes Wharf, Boston, Massachusetts 02110 (call collect:
617-346-7600 - ask for Shareholder Services).

                                TABLE OF CONTENTS

                                                                           PAGE


DESCRIPTIONS AND RISKS OF FUND INVESTMENTS..................................1


INVESTMENT RESTRICTIONS.....................................................6


PRICING OF SHARES...........................................................8


TAX STATUS..................................................................9


PERFORMANCE INFORMATION....................................................12


TRUSTEES AND OFFICERS......................................................13


MANAGEMENT ARRANGEMENTS....................................................15


PORTFOLIO TRANSACTIONS.....................................................17


REDEMPTION OF SHARES.......................................................18


SYSTEMATIC WITHDRAWAL PLANS................................................18


DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES...........................19


VOTING RIGHTS..............................................................20


SHAREHOLDER AND TRUSTEE LIABILITY..........................................21


FINANCIAL STATEMENTS.......................................................25


SPECIMEN PRICE MAKE-UP.....................................................25


SUPPLEMENTAL INFORMATION AVAILABLE ON THE INTERNET.........................26

         The Pelican Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is a "series investment company" that consists of a separate series of investment portfolios (the "Series"), each of which is represented by a separate series of shares of beneficial interest. The Trust currently offers thirty-nine Series. Each Series' manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager"). Shares of the other Series of the Trust are offered pursuant to separate prospectuses and statements of additional information.


                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

         The principal strategies and risks of investing in the Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed by the Trustees without shareholder approval.

         The Fund invests primarily in common stocks of domestic corporations. It seeks to invest in companies that represent outstanding values relative to their market prices. Under normal conditions, the Fund generally, but not exclusively, looks for companies with low price/earnings ratios and rising earnings. The Fund focuses on established, financially secure firms and generally does not buy issues of companies with less than three years of operating history. The Fund seeks to maintain lower than average risk levels relative to the potential for return through a portfolio with an average volatility (beta) below 1.0. The average volatility (beta) of the Standard & Poor's 500 Stock Market Index, which serves as a standard for measuring volatility, is always 1.0. The Fund's beta may change with market conditions.

         The Fund's Manager analyzes key economic variables to identify general trends in the stock markets. World economic indicators, which are tracked regularly, include U.S. industry and trade indicators, interest rates, international stock market indices, and currency levels.

         The Manager also analyzes each company considered for investment. The analysis includes its source of earnings, competitive edge, management strength, and level of industry dominance as measured by market share. At the same time, the Manager analyzes the financial condition of each company. The Manager examines current and historical measures of relative value to find corporations that are selling at discounts relative to both underlying asset values and market pricing. The Manager then selects those undervalued companies with financial and business characteristics that it believes will produce above-average growth in earnings.


         The Manager generally selects equities that normally trade in sufficient volume to provide liquidity. Domestic equities are usually traded on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter markets. Foreign securities in the portfolio are generally listed on principal overseas exchanges.


         Sell decisions are triggered when the stock price and other fundamental considerations no longer signal further appreciation. The Manager monitors returns on domestic and international equity securities, returns on fixed income securities, and the performance of industry sectors.

PORTFOLIO TURNOVER

         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate. In any given year, turnover may be greater than anticipated in response to market conditions. The rate of the Fund's turnover may also vary significantly from time to time in response to market volatility and economic conditions. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

         Because the Fund is directed primarily to institutions and other tax-exempt investors, it is expected that the tax consequences of portfolio transactions may be of secondary consideration.

DIVERSIFICATION


         It is a fundamental policy of the Fund, which may not be changed without shareholder approval, that at least 75% of the value of the Fund's total assets are represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.


SELECTION OF INVESTMENTS FOR THE FUND

         There is no single, specific formula or technique for the successful pursuit of long-term capital growth. The investment philosophy of the Fund is to select investments with excellent growth and, secondarily, income potential. Under normal conditions, investments are made in a variety of economic sectors, industry segments, and individual securities to reduce the effects of price volatility in any one area. Shares of the Fund are not intended to represent a complete investment program. There can be no assurance that the Fund will attain its investment objective.


         Questions of whether to be fully invested in common stocks, or of whether to be in one type of common stock or another, cannot be answered categorically. It is anticipated, in view of the Fund's investment objectives, that at least 65 percent of the asset value of the Fund's portfolio will be invested principally in common stocks and securities convertible into common stocks. However, the Fund may invest part or all of its portfolio in debt securities, preferred stocks, or short-term notes, or it may convert part or all of its portfolio to cash, when economic or market conditions appear to make such action or actions desirable. For example, a more defensive or conservative position may seem temporarily justified by prevailing market conditions, or securities other than common stocks may offer a better opportunity for capital growth based upon relative values at a particular time. Debt securities purchased by the Fund may include obligations of the U.S. Government, its agencies and instrumentalities and other investment-grade obligations. Equity securities and debt securities, including debt securities issued or guaranteed by the U.S. Government, are subject to significant price variations from time to time. The Fund does not engage in aggressive market timing techniques.

         The Fund may invest up to 25 percent of its assets in foreign securities, generally equity securities traded in principal European and Pacific Basin markets. The Manager evaluates the economic strength of a country, which includes its resources, markets, and growth rate. In addition, it examines the political climate of a country as to its stability and business policies. The Manager then assesses the strength of the country's currency and considers foreign exchange issues in general. The Fund aims for diversification not only among countries but also among industries in order to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets.

         The Fund seeks to identify rapidly expanding foreign economies and then searches out growing industries and corporations. It focuses on companies with established records. Individual securities are selected based on value indicators, such as low price to earnings ratio. They are reviewed for fundamental financial strength. Selected companies will generally have at least a $100 million market capitalization and a solid history of operations.

ADDITIONAL INFORMATION REGARDING FOREIGN INVESTMENTS

         Foreign investments involve certain special risks. Securities prices in different countries are subject to different economic, financial, political, and social factors. Changes in currency exchange rates will affect the value of portfolio securities to U.S. investors. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, imposition of exchange controls, social instability, and political developments which could affect investments in those countries. Assets of the Fund held by custodians in foreign countries may also be subject to these risks. There may be less publicly available information about foreign companies than U.S. companies. Foreign companies may not be subject to accounting, auditing, and financial reporting standards comparable to those of U.S. companies. The trading volume of foreign securities markets is growing, but they generally have substantially smaller trading volume than U.S. markets. Consequently, foreign securities may be less liquid and their prices more volatile than those of comparable U.S. companies. Brokerage commissions abroad are generally fixed, and other transaction costs on foreign securities exchanges are generally higher than in the U.S.

         In order to reduce risks of fluctuations in currency exchange rates, the Fund may purchase and sell foreign currencies for forward deliveries. Such transactions may be utilized in connection with the settlement of portfolio transactions or for the purpose of hedging specific portfolio positions. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities, and it precludes the opportunity to benefit if the value of the hedged currency should rise. The Fund will not engage in foreign currency transactions for speculative purposes.

DOMESTIC EQUITY DEPOSITARY RECEIPTS

         The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

         Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.


         The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.


WRITING COVERED CALL OPTIONS

         The Fund may write call options which are traded on national securities exchanges with respect to not more than 25% of its assets. The Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised. Options purchased or written by the Fund will be limited to options traded on national exchanges or in the over-the-counter market (such over-the-counter options shall not exceed 10 percent of the Fund's assets).

         The Fund may write call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also sell (write) call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of the Fund, the Fund generally would write call options only in circumstances where the Manager to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's being able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price.

         The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

PURCHASING PUT OPTIONS

         The Fund may invest up to 5% of its total assets at market value in the purchase of put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

         The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by the Fund for leverage purposes.

         The Fund may also purchase a put option on an underlying security which it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return.


CASH AND OTHER HIGH QUALITY INVESTMENTS



         The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or in connection with the earmarking and maintenance of such assets on the custodian's books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities the Fund may seek to minimize credit risk with respect to such investments.



LOWER RATED SECURITIES



         The Funds may invest up to 5% of its assets in securities rated below investment grade (that is, rated below BBB by Standard & Poor's or below Baa by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Lower Rated Securities"). The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Manager will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.



         Lower Rated Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower Rated Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of the Fund may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Lower Rated Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Lower Rated Securities. This reduced liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics. See "Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.



ILLIQUID SECURITIES



         The Fund may invest up to 15% of its net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Section 4(2) or Rule 144A under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.



         Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.



         For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.


                             INVESTMENT RESTRICTIONS


         Except when specifically indicated to the contrary, the investment policies described in this Statement of Additional Information are not fundamental, and the Trustees of the Trust may change such policies without first obtaining shareholder approval. As used in this paragraph, "shareholder approval" means the vote of a majority of the outstanding voting securities of the Fund and "majority" means the lesser of (1) 67 percent or more of the outstanding shares of the

Fund present at a meeting if more than 50 percent of the shares are represented at the meeting in person or by proxy, or (2) more than 50 percent of the outstanding shares of the Fund.

         Except as identified in the Prospectus and this Statement of Additional Information, there are no specific limitations on the extent to which the Fund may engage in the investment policies described in the Prospectus and this Statement of Additional Information.

         Investment Restrictions. The Fund is subject to the following investment restrictions (A-L below) which may not be changed without shareholder approval. The Fund may not:

         A. Borrow money except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

         B. Purchase securities on margin.

         C. Sell securities short.

         D. Lend any funds or other assets (the Fund may enter into repurchase agreements and purchase publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities which are of a type customarily purchased by institutional investors or publicly traded in the securities markets).

         E. Participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock.

         F. Invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities).

         G. Hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities).


         H. Purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940 (the "1940 Act").


         I. Purchase and sell real estate or commodities and commodity contracts.

         J. Purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

         K. Make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment.


         L. Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitments and standby commitment agreements fall within the functional meaning of "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with
            Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets; any borrowing permitted by Restriction A above; any collateral arrangements with respect to initial and variational margin permitted by Restriction B above; and the purchase or sale of options, forward contracts or options on futures contracts.



         Under the 1940 Act, the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. (The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets.)


         It is, moreover, the expressed policy of the Fund not to engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this Statement of Additional Information), not to invest in companies for the purpose of exercising control of management, and not to purchase any security which it is restricted from selling to the public without registration under the Securities Act of 1933. The Fund may not invest in oil, gas or other mineral exploration or development programs. The policies set forth in this paragraph may be changed by vote of the Trustees of the Trust.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


                                PRICING OF SHARES



         The net asset value per share of the Fund is computed as of 4:00 p.m. New York City time on each day on which the New York Stock Exchange is open. The Prospectus contains a description of the methods used to compute net asset value.



         The portfolio securities of the Fund may include equity securities which are listed on foreign exchanges. Certain foreign exchanges may be open on Saturdays and customary United States business holidays. As a consequence, the portfolio securities of the Fund may be traded, and the net asset value of shares of the Fund may be significantly affected, on days on which shares of the Fund may not be purchased or redeemed.



                                   TAX STATUS



         It is the Fund's policy to meet the requirements to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), which requires, among other things, that at least 90% of the Fund's gross income be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. The Code also requires the Fund to diversify its holdings so that at the end of each fiscal quarter (i) at least 50 percent of the market value of the Fund's assets is represented by cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5 percent of the value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. Finally, the Code requires that the Fund distribute, with respect to each taxable year, at least 90 percent of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. If the Fund meets all such requirements, the Fund will not be subject to federal income tax on income distributed timely and paid to its shareholders in the form of dividends (including capital gain dividends). Shareholders of the Fund that are not exempt from federal income taxes will be subject to income taxes on dividends and capital gains distributions received from the Fund.



         The Code also requires the Fund, in general, to distribute, prior to the calendar year end, substantially all of its ordinary income for the calendar year and substantially all of the capital gain net income realized by the Fund in the one-year period ending October 31, plus any retained amount from the prior year, in order to avoid the imposition of a 4 percent excise tax on undistributed income. Dividends declared in October, November, or December to shareholders of record on a specified date in such a month and paid in the following January will be treated as distributed by the Fund and received by the Fund shareholders on December 31 of such calendar year.



         A portion of the dividends paid by the Fund may be eligible (subject to a holding period requirement imposed pursuant to the Code) for the dividends-received deduction for the Fund's corporate shareholders (other than S corporations).



         Dividends and interest received by the Fund may be subject to income withholding or other taxes imposed by foreign countries which may reduce the yield of the Fund. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes.



         Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested in shares. Distributions properly designated by the Fund as deriving from net capital gains on securities held for more than 12 months, whether received in cash or additional shares and regardless of how long a shareholder has held the shares, are taxable as such to the Fund's shareholders that are not exempt from federal income taxes. If a shareholder receives a dividend that is taxed as long-term capital gain on shares held for six months or less and sells those shares at a loss, the loss will be treated as a long-term capital loss to the extent of such dividend. The federal income tax status of all distributions will be reported to shareholders annually.



         The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon taxable disposition of shares will be treated as long-term capital gains if the shares have been held for more than 12 months and as short-term capital gains if the shares have been held for no more than 12 months.



         For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.



         Special rules (including mark-to-market, constructive sale, short sale, straddle and wash-sale rules) exist for determining the timing of the recognition of income or loss, the character of such income or loss, and the holding periods of certain of the Fund's assets in the case of certain transactions, including transactions involving futures contracts, forward contracts and options. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.



         The Trust is required by federal law to withhold 31 percent of reportable payments (which may include Fund dividends, capital gain distributions and redemptions, whether received in cash or reinvested in Fund shares) paid to shareholders where an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). Payments reported to the Internal Revenue Service by the Trust that omit your social security number or tax identification number will subject the Trust to charges and penalties of $50 or more each year, all of which will be charged against your account if you fail to provide the certification by the time the report is filed. Such amounts charged against your account are not refundable. However, the back-up withholding is not an additional tax and is creditable against a shareholder's tax liability. The back-up withholding rules do not apply to certain exempt entities, including those listed below, so long as each such entity furnishes the Trust with an appropriate certification.



         Payees specifically exempted from backup withholding on dividends and other distributions include: (i) a corporation; (ii) a financial institution;
(iii) an organization exempt from tax under Section 501(a) of the Code or an individual retirement plan; (iv) the United States or any agency or instrumentality thereof; (v) a state, the District of Columbia, a possession of the United States, or political subdivision instrumentality thereof; (vi) a foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof; (vii) an international organization or any agency or instrumentality thereof; (viii) a registered dealer in securities or commodities in the U.S. or a possession of the U.S.;
(ix) a real estate investment trust; (x) a common trust fund operated by a bank under Section 584(a) of the Code; (xi) an exempt charitable remainder trust or a non-exempt trust described in Section 4947(a)(1) of the Code; (xii) an entity registered at all times under the Investment Company Act of 1940; (xiii) a foreign central bank of issue; and (xiv) a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.



         Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a foreign shareholder. Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by the Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Foreign investors are subject to the backup withholding rules described above. Also, foreign shareholders with respect to whom income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.



         The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 2001 (although transition rules apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.



         If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, will be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.



                             PERFORMANCE INFORMATION



         The Fund may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders.



         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, three, five, and ten years (or for such shorter period as shares of the Fund have been offered), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $10,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $10,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Fund may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information. The Fund's total return is not fixed or guaranteed and the Fund's principal is not insured. Investment performance quotations should not be considered to be representations of the performance for any period in the future.



         The table below sets forth the average annual total return for the Pelican Fund for the one, three, five and ten year periods ending February 28, 2001, and for the period from the commencement of the Fund's operations until February 28, 2001:



              INCEPTION DATE  1 YEAR   3 YEAR  5 YEAR  10 YEAR  INCEPTION TO
FUND                            (%)      (%)     (%)     (%)      DATE (%)

Pelican Fund     5/31/89      28.99%    8.04%  14.04%  14.93%      13.26%



         The Fund may also from time to time advertise net return and gross return data for each month and calendar quarter since the Fund's inception. Monthly and quarterly return data is calculated by linking daily performance for the Fund (current net asset value divided by prior net asset value), and assumes reinvestment of all dividends and gains. All quotations of monthly and quarterly returns would be accompanied by standardized total return information. Information relating to the Fund's return for a particular month or calendar quarter is provided to permit evaluation of the Fund's performance and volatility in different market conditions, and should not be considered in isolation.



         From time to time, in advertisements, in sales literature, or in reports to shareholders, the Fund may compare its respective performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund may compare its total return to rankings prepared by Morningstar, Inc., Lipper Inc., widely recognized independent services which monitor mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; or the Dow Jones Industrial

Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.



         Performance rankings and listings reported in national financial publications, such as Money, Barron's and Kiplinger's, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including No Load Fund X, CDA Investment Technologies, Inc., Weisenberger Investment Companies Service, and Donoghue's Mutual Fund Almanac.



         Quotations of the Fund's gross return do not reflect any reduction for any Fund fees or expenses unless otherwise noted; if the gross return data reflected the estimated fees and expenses of the Fund, the returns would be lower than those shown. Quotations of gross return for the Fund for a particular month or quarter will be calculated in accordance with the following formula:



Gross Return =
NetReturn + (Total Annual Operating Expense Ratio)
            (# of days in relevant period/365)


                              TRUSTEES AND OFFICERS


         Subject to the provisions of the GMO Declaration of Trust, the business of the GMO Trust (the "Trust"), an open-end management investment company, shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; fill vacancies in or remove from their number (including any vacancies created by an increase in the number of Trustees); remove from their number with or without cause; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.


         The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

         R. JEREMY GRANTHAM* (D.O.B. 10/6/38). President-Quantitative and Chairman of the Trustees of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         JAY O. LIGHT (D.O.B. 10/3/41). Trustee of the Trust. Professor of Business Administration, Harvard University; Senior Associate Dean, Harvard University (1988-1992).

         EYK DEL MOL VAN OTTERLOO (D.O.B. 2/27/37). President-International of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.


         DONALD W. GLAZER, ESQ.** (D.O.B. 7/26/44). Trustee of the Trust. Advisor and Counsel, Goodwin Procter LLP (1996-present); Secretary and Consultant, Provant, Inc. (1998-present); Consultant - Business and Law (1995-present).



         BRENT ARVIDSON (D.O.B. 6/26/69). Assistant Treasurer of the Trust. Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 1997 - present). Senior Financial Reporting Analyst, John Hancock Funds (August 1996 - September 1997). Account Supervisor/Senior Account Specialist, Investors Bank and Trust Company (June 1993 - August 1996).


         RICHARD MAYO (D.O.B. 6/18/42). President-U.S. Active of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         SUSAN RANDALL HARBERT (D.O.B. 4/25/57). Chief Financial Officer and Treasurer of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.






         SCOTT ESTON (D.O.B. 1/20/56). Vice President of the Trust. Chief Financial Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC (September 1997 - present). Senior Partner, Coopers & Lybrand (1987 -
         1997).





         WILLIAM R. ROYER, ESQ. (D.O.B. 7/20/65). Vice President and Clerk of the Trust. General Counsel and Member, Grantham, Mayo, Van Otterloo & Co. LLC.



         ELAINE M. HARTNETT, ESQ. (D.O.B. 2/18/45). Vice President and Secretary of the Trust. Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999-present). Associate/Junior Partner, Hale and Dorr LLP, Boston, Massachusetts (1991-1999).





*Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO" or the "Manager"), as defined by the 1940 Act.


**Mr. Glazer was elected to the Trust's Board of Trustees by the Trustees on December 11, 2000.



         As of June 1, 2001, the Trustees and officers of the Trust as a group owned less than 1% of the Fund.


         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

         Other than as set forth in the table below, no Trustee or officer of the Trust receives any direct compensation from the Trust or any series thereof:



                NAME OF PERSON,                  TOTAL ANNUAL COMPENSATION
                  POSITION                                FROM THE TRUST

              Jay O. Light, Trustee                   $ 80,000 / year

            Donald W. Glazer, Trustee                 $ 80,000 / year*



         Messrs. Grantham, Mayo, Van Otterloo, Royer and Eston, and Ms. Harbert, as members of the Manager, will benefit from the management fee paid by the Fund.



         * For the period from December 12, 2000 to December 31, 2000, Mr. Glazer received $4,603 as compensation for services as a trustee of the Trust.


                             MANAGEMENT ARRANGEMENTS


         As disclosed in the Prospectus under the heading "MANAGEMENT," under a Management Contract between the Trust on behalf of the Fund and Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager"), subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Each of the following three Members of the Manager hold a greater than 5% interest in the Manager: R. Jeremy Grantham, Richard A. Mayo and Eyk H.A. Van Otterloo. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions - Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Fund or its other clients.


         The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


         Under the Management Contract, the Manager is compensated by the Fund at the annual rate of 0.75% of average daily net assets of the Fund's portfolio, subject to the Manager's agreement to reimburse the Fund for certain expenses, as described in the Prospectus. The Management Contract was approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager) and by the Fund's sole shareholder in connection with the organization of the Trust and the establishment of the Fund. The Management Contract will continue in effect for a period more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority (or one, if there is only one) of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, the Management Contract may be terminated on not more than 60 days' written notice by the Manager.


         In the last three fiscal years the Fund paid the following amount as a Management Fee to the Manager pursuant to the Management Contract:


                        Gross           Reduction             Net

Year Ended 2/28/01     $898,276          $212,883            $685,393
Year Ended 2/29/00     $1,582,393        $156,849            $1,425,544
Year Ended 2/28/99     $2,078,258        $127,155            $1,951,103




         In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.


         Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code of Ethics. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.


         Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

         Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

         Distributor. Funds Distributor, Inc. ("FDI"), 60 State Street, Boston, Massachusetts 02109, serves as the Trust's distributor on behalf of the Funds. GMO has undertaken to reimburse the Trust for any fees that the Trust is obligated to pay FDI.

                             PORTFOLIO TRANSACTIONS

         The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

         Brokerage and Research Services. In placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

         Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

         Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Fund.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

         The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Manager will not approve the acceptance of securities in exchange for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund;
(2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (3) the securities may be acquired under the investment restrictions applicable to the Fund; and (4) the securities are listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation System (NASDAQ). For federal income tax purposes, an exchange of securities for Fund shares is treated as a sale of the exchanged securities and generally results in a capital gain or loss. Investors interested in purchases through exchange should telephone the Manager at (617) 346-7600.

         During the last three fiscal years, the Trust paid, on behalf of the Fund, the following amounts in brokerage commissions:


      March 1, 1998            March 1, 1999             March 1, 2000
         Through                  Through                    Through
      February 28, 1999        February 29, 2000         February 28, 2001
      $254,824                 $370,323                  $207,473







                              REDEMPTION OF SHARES

         The right of redemption is generally described in the Prospectus. The Trust may suspend the right of redemption during any period when (a) the New York Stock Exchange is closed for other than weekends or holidays or trading thereon is restricted under conditions set forth by the Securities and Exchange Commission ("SEC"); (b) the SEC has by order permitted such suspension; or (c) an emergency as defined by the rules of the SEC exists making disposal of portfolio securities or valuation of the net assets of the Fund not reasonably practicable.

                           SYSTEMATIC WITHDRAWAL PLANS

         Eligible shareholders who wish to receive a fixed amount periodically may elect to participate in a Systematic Withdrawal Plan. A shareholder whose account in the Fund contains shares worth $5,000 or more may elect to receive automatic payments of $100 or more each quarter. A shareholder whose account in the Fund contains at least $10,000 worth of shares may elect to receive monthly payments of $100 or more.

         Amounts paid under the plan are derived from the proceeds of redemption of shares held in the shareholder's account. Under the plan, all dividends and capital gains distributions must be reinvested in shares of the Fund. All shares obtained through reinvestment and all shares held under the plan must remain on deposit with the Fund. If redemptions for these periodic payments exceed distributions reinvested in an account, such redemptions will reduce or possibly exhaust the number of shares in the account. The minimum withdrawal amounts have been established for administrative convenience and should not be considered as recommended for all investors. For tax purposes, shareholders may realize a capital gain or loss on each payment.

         The plan is administered by the Trust without separate charge to the participating shareholders and may be terminated at any time by a shareholder or the Trust.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Fund commenced operations on May 31, 1989. The fiscal year for the Fund ends on the last day of February.


        Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of thirty-nine series: U.S. Core Fund; Tobacco-Free Core Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small Cap Value Fund; Small Cap Growth Fund; REIT Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small Companies Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Evolving Countries Fund; Asia Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; U.S. Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Term Income Fund; Global Hedged Equity Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; International Equity Allocation Fund; World Equity Allocation Fund; Global (U.S.+) Equity Allocation Fund; Global Balanced Allocation Fund; U.S. Sector Fund; Pelican Fund; Alpha LIBOR Fund; and International Core Plus Allocation Fund. The Trustees have further authorized the issuance of up to nine classes of shares of the foregoing series, Class I, Class II, Class III, Class IV, Class V, Class VI, Class VII, Class VIII and Class M Shares. Interests in each portfolio are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding series. The shares of such series do not have any preemptive rights. Upon liquidation of a series, shareholders of the corresponding series are entitled to share pro rata in the net assets of the series available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses, but there is no present intention to make such charges.


         The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding shares of the Fund as of June 1, 2001:



         Name                                     Address           % Ownership

The Chase Manhattan Bank, as            Attn: Domenica Mascia          55.58
Trustee, Corning                        4 New York Plaza, 2nd Floor
Investment Plan Trust                   New York, NY 10004-2413


Nabank & Co.                            Attn: Trust Securities         13.68
                                        P.O. Box 2180
                                        Tulsa, OK 74101-2180



         As depicted in the above chart, certain shareholder(s) may hold greater than 25% of the outstanding shares of the Pelican Fund. As a result, such shareholders could be deemed to "control" the Fund as such term is defined in the 1940 Act.

                                  VOTING RIGHTS


         Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such affected Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund.


         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.


                        SHAREHOLDER AND TRUSTEE LIABILITY


         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

         Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

         STANDARD & POOR'S. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): the ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         MOODY'S. The following is a summary of the ratings used by Moody's Investor Services, Inc. for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.


A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.


Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Should no rating be assigned by Moody's, the reason may be one of the following:


         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

                              FINANCIAL STATEMENTS


         The report of PricewaterhouseCoopers LLP and the Fund's audited Financial Statements for the year ended February 28, 2001 are incorporated by reference to the Fund's Annual Report filed with the Securities and Exchange Commission pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.


                             SPECIMEN PRICE MAKE-UP


         Following is a computation of the total offering price per share for the Fund based upon its net asset value and shares of beneficial interest outstanding at the close of business on February 28, 2001:





         Net Assets at Value (Equivalent to $11.37
           per share based on 10,205,958 shares)                    $116,067,012
         Offering Price                                             $11.37

               SUPPLEMENTAL INFORMATION AVAILABLE ON THE INTERNET




Following is information about the Fund which is available on a web site maintained by the Manager at http://www.gmo.com/funds/pelican/overview.html as of June 29, 2001:



         - LONG-TERM OBJECTIVES: The Pelican Fund strives to outperform the S&P 500 Index through a conservative, value-based investing approach.



         - METHODOLOGY: The Pelican Fund uses as its initial starting point all those equities for which sufficient information may be obtained to make a prudent investment decision. This information is obtained through the use of seasoned in-house analysts, proprietary quantitative tools, direct discussions with company management and other sources. This information is then combined with a monitored sector allocation by the portfolio manager, Mr. Richard Mayo, to determine the holdings of the fund.



         - USE OF NON-EQUITY INVESTMENTS: While the Pelican Fund has as its goal to outperform the S&P 500 Index, it generally has some fixed income and preferred stocks within its portfolio. These investments are made when the manager believes that they can outperform equities and provide stability to valuations.



         - DIVERSIFICATION: The portfolio generally consists of 100-125 stocks. As of March 31, 2001, the largest 25 holdings accounted for approximately 50% of the fund's assets.



         - FUND TURNOVER: The Pelican Fund normally has an annual turnover of 30% to 50%.



         - EXPENSES: The Pelican Fund has annual total operating expenses of 0.75% of daily net assets. This fund does not assess fees for shareholder transaction expenses.



         - MINIMUM INVESTMENT: The initial minimum investment (except for individual retirement accounts) is $5,000. There is no subsequent minimum for additional purchases. There is no minimum for an individual retirement account (IRA).

                                    GMO TRUST

                            PART C. OTHER INFORMATION

Item 23.  Exhibits

      (a)   Amended and Restated Agreement and Declaration of Trust.(1)

      (b)   Amended and Restated By-laws of the Trust.(1)

      (c) Please refer to Article 5 of the Trust's Amended and Restated Declaration of Trust, which is hereby incorporated by reference.


      (d) 1. Form of Management Contracts between the Trust, on behalf of each of its GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO Tobacco-Free Core Fund, GMO Value Fund (formerly "GMO Value Allocation Fund"), GMO Growth Fund (formerly "GMO Growth Allocation Fund"), GMO Small Cap Value Fund (formerly "GMO Core II Secondaries Fund"), GMO Small Cap Growth Fund, GMO REIT Fund, GMO International Intrinsic Value Fund (formerly "GMO International Core Fund"), GMO Currency Hedged International Equity Fund (formerly "GMO Currency Hedged International Core Fund"), GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, GMO Evolving Countries Fund, GMO Asia Fund, GMO Global Hedged Equity Fund, GMO Domestic Bond Fund, GMO Core Plus Bond Fund (formerly "GMO U.S. Bond/Global Alpha A Fund" and "GMO Global Fund"), GMO International Bond Fund, GMO Currency Hedged International Bond Fund (formerly "GMO SAF Core Fund"), GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Term Income Fund, GMO Inflation Indexed Bond Fund, GMO Intrinsic Value Fund; GMO Tax-Managed Small Companies Fund (formerly "GMO U.S. Small Cap Fund"); GMO International Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Global Balanced Allocation Fund, GMO U.S. Sector Fund (formerly "GMO U.S. Sector Allocation Fund"), GMO International Core Plus Allocation Fund, Pelican Fund, GMO Tax-Managed U.S. Equities Fund, GMO Alpha LIBOR Fund, GMO Tax-Managed International Equities Fund and GMO Emerging Country Debt Share Fund, and Grantham, Mayo, Van Otterloo & Co. ("GMO");(1)


            2. Form of Management Contract between the Trust, on behalf of its GMO International Disciplined Equity Fund, and GMO - Exhibit 1(1); and



---------------------------------

(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

            3. Form of Management Contract between the Trust on behalf of its GMO International Growth Fund, and GMO. - Exhibit 2(1)

      (e)   None.

      (f)   None.

      (g) 1. Custodian Agreement (the "IBT Custodian Agreement") among the Trust, on behalf of its GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO Currency Hedged International Bond Fund (formerly "GMO SAF Core Fund"), GMO Value Fund (formerly "GMO Value Allocation Fund"), GMO Growth Fund (formerly "GMO Growth Allocation Fund"), and GMO Short-Term Income Fund, GMO and Investors Bank & Trust Company ("IBT");(1)

            2. Custodian Agreement (the "BBH Custodian Agreement") among the Trust, on behalf of its GMO International Intrinsic Value Fund (formerly "GMO International Core Fund"), GMO and Brown Brothers Harriman & Co. ("BBH");(1)

            3. Custodian Agreement (the "SSB Custodian Agreement") among the Trust, on behalf of its Pelican Fund, GMO and State Street Bank and Trust Company ("SSB");(1)

            4. Forms of Letter Agreements with respect to the IBT Custodian Agreement among the Trust, on behalf of its GMO Tobacco-Free Core Fund, GMO U.S. Sector Fund (formerly "GMO U.S. Sector Allocation Fund"), GMO International Bond Fund, GMO Small Cap Value Fund (formerly "GMO Core II Secondaries Fund"), GMO Emerging Country Debt Fund, GMO Domestic Bond Fund, GMO REIT Fund, GMO Global Bond Fund, GMO International Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global Balanced Allocation Fund, GMO International Core Plus Allocation Fund, GMO Emerging Country Debt Share Fund, GMO Small Cap Growth Fund, GMO U.S. Bond Core Plus Fund (formerly "GMO U.S. Bond/Global Alpha A Fund" and "GMO Global Fund"), GMO Tax-Managed U.S. Equities Fund, GMO Inflation Indexed Bond Fund, GMO Intrinsic Value Fund, GMO Tax-Managed U.S. Small Cap Fund and GMO Alpha LIBOR Fund, GMO and IBT;(1)


            5. Forms of Letter Agreements with respect to the BBH Custodian Agreement among the Trust, on behalf of its GMO Emerging Markets Fund, GMO Currency Hedged International Equity Fund (formerly " GMO Currency Hedged International Core Fund"), GMO Evolving Countries Fund, GMO Global Hedged Equity Fund, GMO International Small Companies Fund, GMO Foreign Fund,



---------------------------------

(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

            GMO Foreign Small Companies Fund, GMO Asia Fund, GMO Tax-Managed International Equities Fund and GMO and BBH;(1) and

            6. Form of Letter Agreement with respect to the BBH Custodian Agreement among the Trust, on behalf of its GMO International Disciplined Equity Fund and GMO International Growth Fund, GMO and BBH. - Exhibit 3(1)

      (h) 1. Transfer Agency Agreement among the Trust, on behalf of its GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO Currency Hedged International Bond Fund, GMO Growth Fund (formerly "GMO Growth Allocation Fund"), GMO Value Fund (formerly "GMO Growth Allocation Fund"), GMO Short-Term Income Fund and GMO International Intrinsic Value Fund (formerly "GMO International Core Fund"), GMO and IBT;(1)


            2. Forms of Letter Agreements to the Transfer Agency Agreement among the Trust, on behalf of each of its GMO Tobacco-Free Core Fund, GMO Small Cap Value Fund (formerly "GMO Core II Secondaries Fund"), GMO Small Cap Growth Fund, GMO REIT Fund, GMO Currency Hedged International Equity Fund (formerly "GMO Currency Hedged International Core Fund"), GMO Foreign Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, GMO Evolving Countries Fund, GMO Asia Fund, GMO Global Hedged Equity Fund, GMO Domestic Bond Fund, GMO U.S. Bond Core Plus Fund (formerly "GMO U.S. Bond/Global Alpha A Fund" and "GMO Global Fund"), GMO International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Inflation Indexed Bond Fund, GMO Emerging Country Debt Share Fund, Pelican Fund, GMO International Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Global Balanced Allocation Fund, GMO U.S. Sector Fund (formerly "GMO U.S. Sector Allocation Fund"), GMO International Core Plus Allocation Fund, GMO Tax-Managed U.S. Equities Fund, GMO Tax-Managed International Equities Fund, GMO Intrinsic Value Fund, GMO Alpha LIBOR Fund, GMO Tax-Managed Small Companies Fund (formerly "GMO U.S. Small Cap Fund") and GMO Foreign Small Companies Fund, GMO and IBT;(1)



            3. Form of Letter Agreement to the Transfer Agency Agreement among the Trust, on behalf of each of its GMO International Disciplined Equity Fund and GMO International Growth Fund, GMO and IBT; -
            Exhibit 4(1)



            4. Form of Notification of Obligation to Reimburse Certain Fund Expenses by GMO to the Trust;(1) and



---------------------------------

(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

            5. Form of Amended and Restated Servicing Agreement between the Trust, on behalf of certain Funds, and GMO.(1)


      (i)   Form of Opinion and Consent of Ropes & Gray(1).

      (j)   Consent of PricewaterhouseCoopers LLP. - Exhibit 5(1)

      (k)   Financial Statements - Not applicable.

      (l)   None.

      (m)   None.

      (n)   Financial Data Schedules -- Not Applicable.

      (o)   Form of Rule 18f-3 Multiclass Plan.(1)

      (p) Code of Ethics adopted by GMO Trust, Grantham, Mayo, Van Otterloo & Co. LLC, Dancing Elephant, Ltd., GMO Australia Ltd., GMO Australia LLC, GMO Renewable Resources LLC, GMO Woolley Ltd. - Exhibit 6(1)

Item 24.    Persons Controlled by or Under Common Control with Registrant

      None.

Item 25.    Indemnification

      See Item 27 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 26.    Business and Other Connections of Investment Adviser

      See Item 28 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 27.    Principal Underwriters

      Not Applicable.

Item 28.    Location of Accounts and Records

      See Item 30 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.



---------------------------------

(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

Item 29.    Management Services

      Not Applicable.

Item 30.    Undertakings

      None.



---------------------------------

(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940 (the "1940 Act"), the Registrant, GMO Trust, certifies that it meets all of the requirements of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 60 under the Securities Act and Post-Effective Amendment No. 72 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 28th day of June, 2001.


                                    GMO Trust

                                    By:  R. JEREMY GRANTHAM*
                                         ---------------------------
                                         R. Jeremy Grantham
                                         Title:  President - Quantitative;
                                         Principal Executive Officer; Trustee


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 60 to the Trust's Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                      Title                             Date
----------                      -----                             ----
R. JEREMY GRANTHAM*             President - Quantitative;         June 28, 2001
-------------------             Principal Executive Officer;
 R. Jeremy Grantham             Trustee

SUSAN RANDALL HARBERT*          Chief Financial Officer and       June 28, 2001
----------------------          Treasurer; Principal Financial
Susan Randall Harbert           and Accounting Officer


JAY O. LIGHT*                   Trustee                           June 28, 2001
-------------
Jay O. Light

DONALD W. GLAZER*               Trustee                           June 28, 2001
-----------------
Donald W. Glazer


                                      * By: /s/ William R. Royer
                                            --------------------------
                                             William R. Royer
                                             Attorney-in-Fact

                                POWER OF ATTORNEY

      I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Elaine M. Hartnett, Susan Randall Harbert and William R. Royer, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

            (Seal)

Signature                     Title             Date
---------                     -----             ----
/S/ Jay O. Light              Trustee           December 11, 2000
--------------------
Jay O. Light

                                POWER OF ATTORNEY

      I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Elaine M. Hartnett, Susan Randall Harbert and William R. Royer, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

            (Seal)

Signature                     Title             Date
---------                     -----             ----
/S/ R. Jeremy Grantham        Trustee           December 11, 2000
----------------------
R. Jeremy Grantham

                                POWER OF ATTORNEY

      I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Elaine M. Hartnett, Susan Randall Harbert and William R. Royer, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

            (Seal)

Signature                     Title             Date
---------                     -----             ----
/S/ Donald W. Glazer          Trustee           December 11, 2000
------------------------
Donald W. Glazer

                                POWER OF ATTORNEY

      I, the undersigned officer of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Elaine M. Hartnett and William R. Royer, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

            (Seal)

         Signature                      Title                        Date
         ---------                      -----                        ----
/S/ Susan Randall Harbert       Treasurer; Principal              May 2, 2001
-------------------------       Financial and Accounting
Susan Randall Harbert           Officer

                                  EXHIBIT INDEX

                                    GMO TRUST

Exhibit No.   Title of Exhibit
-----------   ----------------
     1        Form of Management Contract(1)

     2        Form of Management Contract(1)

     3        Form of Letter Agreement with respect to the BBH Custodian
              Agreement(1)

     4        Form of Letter Agreement to the Transfer Agency Agreement(1)

     5        Consent of PricewaterhouseCoopers LLP(1)

     6        Code of Ethics(1)



---------------------------------
      (1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.